UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 29, 2003

MAGMA DESIGN AUTOMATION, INC.

(Exact name of registrant as specified in its charter)

Commission File No.: 0-33213

Delaware	77-0454924
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

2 Results Way

Cupertino, California 95014

(Address of principal executive offices)

Telephone: (408) 864-2000

(Registrant’s telephone number, including area code)

ITEM 7.    Financial Statements and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits

Exhibit No.	Description
99.10	Press Release Issued April 29, 2003
99.11	April 29, 2003 conference call transcript, including question and answer session

ITEM 9.	Regulation FD Disclosure (Information Furnished Under Item 12—Results of Operations and Financial Condition).

The information contained in this Item 9 is provided pursuant to Item 12 of Form 8-K, “Results of Operations and Financial Condition,” as contemplated by SEC Release Nos. 33-8176 and 33-8216. The information in this report and the exhibits attached hereto are being furnished pursuant to Item 12 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Magma Design Automation, Inc. (“Magma”) has reported its fourth quarter and 2003 fiscal year-end financial results. Magma’s press release dated April 29, 2003 announcing results is attached hereto as exhibit 99.10. The press release includes a presentation of Magma’s historical statement of operations prepared in accordance with GAAP and a presentation prepared on an adjusted pro forma basis ( non-GAAP financial measures). It also includes Magma projected net income per share on a GAAP and an adjusted pro forma basis. Magma’s pro forma adjustments to GAAP results exclude the effects of non-cash amortization of capitalized software, non-cash amortization of deferred stock-based compensation, impairment write-down of equity investments, restructuring charges, amortization of discount on debt instruments, non-cash preferred stock dividend and costs related to a settlement of litigation. The impact of these adjustments is quantified in the reconciliation table included with the press release.

Magma has provided its pro-forma financial information in order to enhance the user’s overall understanding of Magma’s financial performance and prospects. Magma believes that this pro forma information provides useful information to investors by excluding the effect of expenses that are required to be recorded under GAAP that Magma does not believe are indicative of Magma’s core operating results. In addition, because Magma has historically provided pro forma results to the investment community, Magma believes that including this information provides consistency in its financial reporting. However, these pro forma results should be considered supplemental to, and not a substitute for or superior to, Magma’s results prepared in accordance with GAAP, which are included in its press release.

On April 29, 2003, Magma held a conference call with respect to its financial results for the quarter ended March 31, 2003; a copy of the call transcript, including the question and answer session immediately following the call, is attached as Exhibit 99.11.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 1, 2003

MAGMA DESIGN AUTOMATION, INC.

By	/s/ Gregory C. Walker
Gregory C. Walker
Vice President, Finance and Chief Financial Officer (Principal Financial and Accounting Officer and Duly Authorized Signatory)